UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2017

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37406	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105 Waltham, MA 02452
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indícate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12v-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, individual by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2017, the stockholders of Corindus Vascular Robotics, Inc. (the “Company”) approved, at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”), an amendment to the Company’s Amended and Restated 2014 Stock Award Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the plan by 4,038,144 shares, from 18,661,856 shares to 22,700,000 shares (the “Plan Amendment”). The Plan Amendment was previously adopted by the Company’s Board of Directors, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.

A description of the terms and conditions of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 18, 2017 (the “Proxy Statement”), under the heading “Proposal 2: Amendment to the Company’s Amended and Restated 2014 Stock Award Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company considered and voted on three proposals, each of which was described in detail in the Proxy Statement. Of 187,080,921 shares of common stock issued and outstanding and eligible to vote as of the record date of May 8, 2017, a quorum of 166,731,946 shares, or 89.12% of the eligible shares, was present in person or represented by proxy.

At the Annual Meeting, the stockholders voted on proposals to: (1) elect two directors to hold office for three-year terms, (2) approve an amendment to the Company's 2014 Amended and Restated Stock Award Plan to increase the shares authorized for issuance thereunder from 18,661,856 shares to 22,700,000 shares, and (3) ratify the appointment of Ernest & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. More information on the proposals can be found in the Proxy Statement.

Proposal 1: To elect two Class I Directors to hold office until their successors are elected and qualified:

Director	For	Withheld
Louis A. Cannon, M.D.	146,606,061	2,054,343
Nathan R. Harrington	147,569,461	1,090,943

Proposal 2: To approve an amendment to the Company’s 2014 Amended and Restated Stock Award Plan to increase the number of shares authorized for issuance thereunder from 18,661,856 shares to 22,700,000 shares.

For	Against	Abstain	Broker Non-Votes
148,287,925	295,916	76,563	18,071,542

Proposal 3: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain
166,633,752	62,648	35,546

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit Number	Description
10.1	Amended and Restated 2014 Stock Award Plan, as amended on June 22, 2017*

___________________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2017	CORINDUS VASCULAR ROBOTICS, INC.

	By:	/s/ Mark J. Toland
Mark J. Toland
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Amended and Restated 2014 Stock Award Plan, as amended on June 22, 2017*

___________________

*Filed herewith.